UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2025

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 26, 2025, New Fortress Energy Inc., a Delaware corporation (“NFE”), and Atlantic Energy Holdings LLC, a Delaware limited liability company (“Seller” and together with NFE, the “NFE Parties”), entered into an equity and asset purchase agreement (the “Purchase Agreement”) with Excelerate Energy Limited Partnership (“EELP”), a subsidiary of Excelerate Energy, Inc. (“Excelerate”), pursuant to which EELP will acquire the NFE Parties’ business in Jamaica (the “Business”) from the NFE Parties (the “Transaction”).

Pursuant to the Purchase Agreement, Excelerate agreed to purchase the Business for an aggregate initial purchase price of $1.055 billion, in cash, subject to certain adjustments for cash, indebtedness, transaction expenses, working capital and liquefied natural gas and fuel inventory.
The Transaction is expected to close as early as the second quarter of 2025, subject to satisfaction or waiver of certain customary closing conditions, including (i) the consummation of certain pre-closing restructuring transactions by the NFE Parties, (ii) the delivery of certain required consents, (iii) the delivery of audited and GAAP-compliant financial statements of the Business and (iv) the release of the assets of the Business from certain debt facilities and the delivery of payoff letters related to outstanding third-party indebtedness.

The Purchase Agreement provides certain termination rights for both parties, including if the closing shall not have occurred on or before July 24, 2025 (the “Outside Date”), which may be extended to August 25, 2025 if certain conditions are met or actions are pending. If the Purchase Agreement is terminated by Excelerate due to Seller’s breach, or by either party due to failure to close by the Outside Date under certain conditions, Seller must reimburse the Excelerate for reasonable and documented costs, fees, and expenses (subject to an agreed cap), incurred in connection with the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement and the Transaction do not purport to be complete and are subject to and qualified in their entirety by reference to the copy of the Purchase Agreement, which is attached hereto as Exhibit 10.1.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the NFE Parties, Excelerate or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about NFE included in its public reports filed with the Securities and Exchange Commission (“SEC”). The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01 Regulation FD Disclosure.

On March 27, 2025, the Company issued a press release regarding the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Equity and Asset Purchase Agreement, dated March 26, 2025, by and between New Fortress Energy Inc., Atlantic Energy Holdings LLC and Excelerate Energy Limited Partnership.
99.1	Press Release of New Fortress Energy Inc., dated March 27, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “can,” “could,” “should,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “believes,” “schedules,” “progress,” “targets,” “budgets,” “outlook,” “trends,” “forecasts,” “projects,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” or the negative version of those words or other comparable words. Forward looking statements include statements regarding the Transaction, including deleveraging following the closing of the Transaction and other anticipated benefits from the Transaction. These forward-looking statements are based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results or events anticipated in these forward-looking statements. Specific factors that could cause actual results or events to differ from those in the forward-looking statements include, but are not limited to: our success in executing and completing, including satisfying closing conditions for, the Transaction, the anticipated proceeds and benefits from the Transaction and the timing of closing; our strategy and plans for the remaining portion of the Company, including the structure, form, timing and nature of potential actions with respect to the Company’s business in the future and the characteristics of the business going forward; our capital allocation plans, as such plans may change including with respect to de-leveraging actions, the timing and amount of Company dividends, organic investments, and other priorities; operational execution by our businesses; changes in law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and exchange rate volatility, commodity and equity prices and the value of financial assets; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of SEC and other investigative and legal proceedings; the other factors that are described in "Forward-Looking Statements" in the Company’s most recent earnings release or SEC filings; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated in our Quarterly Reports on Form 10-Q . These factors are not necessarily all of the important factors that could cause actual results or events to differ materially from those expressed in any of the Company’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results or events. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise any forward-looking statements, even though our situation may change in the future or we may become aware of new or updated information relating to such forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in New Fortress Energy Inc.’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: March 27, 2025	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer